UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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THE BOEING COMPANY

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2026 Investor Update

Executive Summary Pay Opportunities and Outcomes Aligned With Performance Highly performance-based compensation program; 93% of CEO’s target pay in 2025 was variable Beginning with our 2025 annual incentive plan, introduced a single enterprise-wide incentive structure—the One Company Score—to govern payouts for our executive leadership team and a significant portion of our global workforce, designed to promote company-wide alignment on operational priorities, accountability, and culture 2025 outcomes demonstrate accountability and alignment with performance: Annual incentive payout of 131% of target was driven by significant improvement in financial and operational performance during 2025 51% of long-term incentive target value realized upon vesting for 2023-2025 period, which includes a payout of 0% for performance stock units granted to our executive leadership team in 2023 in alignment with below-threshold performance against free cash flow goals over the performance period1 Shareholder Proposal Topics Already Effectively Disclosed and Managed Board committee on disability access: Boeing is already focused on advancing aircraft accessibility and maintains existing processes to provide appropriate oversight and accountability for accessibility-related work Action by written consent: our current practice of enabling holders of 25% or more of Boeing’s shares to call a special meeting provides a more transparent, informed and equitable process for all shareholders to exercise their rights and our robust corporate governance policies drive alignment between directors and shareholders and provide shareholders opportunities to raise concerns directly to the Board Ongoing Culture Transformation and Focus on Safety and Quality Under CEO Kelly Ortberg’s leadership, continued to drive culture change through our new Values and Behaviors, a performance management system that emphasizes ongoing development, and measures how an employee does their work, in addition to what they accomplish, and enhanced training and leadership development programs Active Board oversight of culture through multiple dedicated culture briefings throughout the year and frequent CEO-led engagements at all levels of the company Continuing to strengthen safety and quality throughout factories, operations and supply chain, and transparently disclosing our progress on our Safety & Quality website 1Messrs. Ortberg, Malave and Shockey did not receive these awards as they joined the company after the 2023 grant date Independent and Experienced Board of Directors Experienced Board with highly relevant mix of skills, experiences, and tenures to effectively oversee the company’s execution of its strategic priorities Ten of 12 director nominees have been added since 2019 as part of the Board’s deliberate and strategic refreshment efforts, including the December 2025 appointment of Brad Tilden, former Chairman, President and CEO of Alaska Air Group, who brings more than three decades of aviation industry experience to the Board

Overview of 2025 Financial and Operational Performance Positioned for long-term value creation In 2025, we saw significant performance improvement in a number of key financial metrics as compared against 2024 and ended the year with record order backlogs for all three business units Operating Cash Flow Revenue Free Cash Flow1 Earnings/ (Loss) Per Share Order Backlog Core Earnings/ (Loss) Per Share1 1Non-GAAP measures. See disclosure at the end of this presentation for definitions and reconciliations.

EXPERIENCED DIRECTOR NOMINEES TO OVERSEE OUR BUSINESS STRATEGY

BOEING



Bob Bradway
Chairman & CEO, Amgen

Extensive experience as a senior executive in the biotechnology industry and understanding of safety and regulatory regimes



Lynn Good
Former Chair & CEO, Duke Energy

Substantial executive leadership experience in a highly regulated, capital-intensive industry



Steve Mollenkopf ★
Independent Chair
Former CEO, Qualcomm

Experience leading a complex global business and critical insight into risk management and human capital management



Tim Buckley
Former Chairman & CEO, Vanguard

Deep expertise in global financial markets, asset management strategies, and investor perspectives



Lt. Gen. Stayce Harris ★★★
Retired United Airlines Pilot; Retired Lt. General and Former Inspector General, U.S. Air Force

Experienced pilot with hands-on familiarity with complex aerospace systems and Boeing aircraft



Kelly Ortberg ★
President & CEO, Boeing

Expertise in aerospace technology, managing and integrating sophisticated technological systems and driving innovation in a highly regulated industry



Lynne Doughtie
Former U.S. Chairman & CEO, KPMG

Expertise in risk management, internal controls, culture change and regulatory compliance



Akhil Johri
Former EVP & CFO, United Technologies

Broad aerospace and supply chain leadership experience from a 30-year career at United Technologies



Adm. John Richardson ★★
31st Chief of Naval Operations; Former Director of Naval Nuclear Propulsion Program, U.S. Navy

Deep crisis management and national security experience with 37 years of U.S. Navy service



David Gitlin
Chairman & CEO, Carrier Global

Senior-level experience in the aerospace industry as well as in manufacturing, safety and sustainable innovation



David Joyce ★
Former President & CEO, GE Aviation; Former Vice Chair, General Electric

Demonstrated track record of safety leadership and operational excellence



Brad Tilden ★
Former Chairman, President and CEO, Alaska Air Group

Extensive airline and aerospace industry expertise from more than 30 years in leadership positions at Alaska Airlines

10 of 12

director nominees have joined since the 2019 Annual Meeting



Tenure
2
8+ years
4
0-3 years
6
4-7 years
~5 years
Average

☐ = Joined Board since last Annual Meeting
★ = Engineer
★ = Veteran
★ = Pilot

Fully engaged and refreshed Board focused on effective oversight

Copyright © 2026 Boeing. All rights reserved.

4

Director nominees with highly relevant mix of skills Directors collectively bring the perspectives of customers, suppliers, engineers, veterans and pilots to boardroom discussions Board regularly assesses skills and qualifications of individual directors and the Board as a whole BRADWAY BUCKLEY DOUGHTIE GITLIN GOOD HARRIS JOHRI JOYCE MOLLENKOPF ORTBERG RICHARDSON TILDEN TOTAL In-Depth Aerospace Expertise ✓ ✓ ✓ ✓ ✓ ✓ 6 Engineering/Technology Leadership ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ 10 Complex Manufacturing Expertise ✓ ✓ ✓ ✓ ✓ ✓ 6 Safety ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ 8 Risk Management ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ 12 Highly Regulated Industry Experience ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ 11 Cybersecurity/Digital Technology ✓ ✓ ✓ ✓ ✓ 5 Human Capital Management ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ 12 International Leadership and Global Relationships ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ 9 Government/Military/Defense Contracting Experience ✓ ✓ ✓ ✓ 4 Environmental Risks/Sustainability ✓ ✓ ✓ ✓ ✓ 5 Fortune 500 Board Experience ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ 10 CEO of a Large Company ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ 8 Fortune 500 CFO ✓ ✓ ✓ ✓ 4 Senior Leadership Experience ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ 12 Board with right mix of skills to oversee Boeing's evolving risks, business needs and strategic imperatives

Our Mission: Connect, Protect and Explore Our World and Beyond Our Mission, Values and Business Imperatives Attract and Engage Talented People Deliver Superior Customer Value Drive Profitable Growth for Stakeholders Change Our Culture Stabilize Our Business Build Our Future Development Program Execution NEAR-TERM ACTIONS TO RESTORE TRUST Our Values and Behaviors Our Long-Term Business Imperatives Keep people safe Respect the consequences of our work Speak up Safety & Quality Make customer priorities ours Follow through Do the right thing Trust Look out for each other Ask for help and give it freely Collaborate respectfully People Focus Give a damn! Be accountable, be decisive Pursue excellence Ownership Do cool things Be curious and courageous Shape the future Innovation

Culture Transformation Ongoing Board oversight including dedicated culture briefings in June 2025, August 2025 and February 2026 Frequent CEO-led engagements at all levels of the company (including separately with the Executive Council, vice presidents, managers and all employees) Late 2024 Culture reset initiated February 2025 >100 focus groups + culture survey (82% participation) April 2025 New Values and Behaviors launched July 2025 Performance & Development process introduced November 2025 Culture survey (79% participation) Ongoing Annual survey cadence + performance management + leadership development Leadership-led culture reset Launched a companywide effort to strengthen how we work, guided by feedback from employees, customers and stakeholders Formed a culture working group (40 employees across businesses, functions and geographies) to partner with our President & CEO to redefine Boeing’s cultural aspiration Strengthening leadership development Implemented an updated leadership development program to equip first-line managers with foundational leadership and people-management skills Launched a program for the Executive Council and all vice presidents to strengthen senior leadership effectiveness Embedding culture in performance and development Adopted a single enterprise-wide annual incentive structure—the One Company Score—for over 100,000 of our colleagues around the world Launched a new Performance & Development process Required managers to review survey results with their teams, identify and address action items for improvement, and reinforce the new Values and Behaviors Clear expectations Rolled out new Values and Behaviors to reinforce consistent expectations companywide (see prior slide) Listening at scale Conducted more than 100 focus groups and a confidential all-employee culture survey Followed up with another confidential all-employee culture survey nine months later Established an annual cadence for culture surveys going forward Full Board is engaged in overseeing the company’s culture

COMPREHENSIVE SAFETY & QUALITY PLAN

BOEING

We continue to make meaningful progress in-line with our Safety & Quality Plan, addressing several key improvement areas while strengthening our safety management, quality assurance and safety culture across our production systems

Investing in Workforce Training

- Conducted mandatory Product Safety and Quality Training for all employees
- Strengthened training for mechanics and quality inspectors with an enhanced support system
- Added more than 600 hours of new curriculum to training programs, including quality proficiency and SMS Positive Safety Culture
- Enrolled more than 5,000 employees in our Foundational Training Center
- Activated enhanced training programs around six critical manufacturing skills
- Launched Leaders in Foundational Training, mandatory for all managers
- Digitized the foundational training system to strengthen employee performance tracking and their completion of critical tasks
- Deployed revised removals and stamping training for production teammates

Simplifying Plans & Processes

- Instituted random quality audits of documented removals in high frequency areas
- Simplified removal process instructions, reducing length of the governing document by 50% while increasing clarity and enabling compliance for employees
- Mapped and prepared thousands of governance documents and work instructions for revision
- Released more than 5,500 simplified installation plans into airplane program production and began launching "how to" videos to supplement instructions
- Performed dozens of internal design build audits across airplane programs
- Updated "stamping" system for mechanics and quality inspectors to improve functionality and display employee names on stamps for completed work

Eliminating Defects

- Reduced defects in 737 fuselage assembly at Spirit AeroSystems by increasing inspection points at build locations and implementing customer quality approval process
- Piloted tool control centralized ownership in targeted 737 and 787 final assembly areas improving compliance
- Launched tool control RFID pilot on the 737 and 787 programs adding unique RFID tags to thousands of tools
- Developed embedded management and metrics for foreign object debris prevention in critical work areas
- Launched work instruction adherence checks as a standard operating rhythm in production to ensure mechanics and inspectors are proficient and resourced
- Implemented a new Work in Process system and procedure across all Commercial Airplanes final assembly areas

Elevating Safety & Quality Culture

- Launched quarterly, manager-led safety and quality events across Commercial Airplane programs to share ideas and strengthen culture
- Implemented more than 1,300 Employee Involvement Teams across Airplane Programs and Fabrication, to bring teammates from different work disciplines together to raise and solve issues, ask questions and offer assistance
- Invested in improvements to the Speak Up system to strengthen confidentiality, encourage reporting and keep employees who submit reports informed of the status and resolution of their report
- Assessed over 5,000 airplane production line moves with Move Ready Hazard assessment process, or "move ready" criteria, helping reduce traveled work by 75% at rollout for the 737 program and 60% on average across all airplane programs since March 2024

KEY PERFORMANCE INDICATORS

- Employee Proficiency
- NoE Rework Hours
- Supplier Shortages
- Rework Hours per Airplane
- Travelers at Factory Rollout
- Ticketing Performance

Comprehensive actions to enhance quality assurance and controls across the company

Copyright © 2026 Boeing. All rights reserved.

8

ROBUST SHAREHOLDER OUTREACH PROGRAM

BOEING

2025 Shareholder Outreach and Engagements[1]

Total Contacted	Total Engaged	~100
~46% of outstanding shares	**~42%** of outstanding shares	Additional shareholder meetings in 2025 among the CEO, CFO and/or business unit CEOs in one-on-one or small group meetings

Recent Actions Aligned with Shareholder Feedback

- ✓ Elected Brad Tilden to the Board, who brings a distinct customer perspective, proven leadership in the airline industry, and more than three decades of aviation experience including as former Chairman, President and CEO of Alaska Air Group, Inc.
- ✓ Enhanced proxy disclosure of human capital management and culture, including details on our all-employee culture surveys and management's response to employee feedback
- ✓ Maintained single One Company Score for the 2026 annual incentive plan to continue promoting alignment on operational priorities, accountability and a culture of unity
- ✓ Re-introduced performance stock units for our executive leadership team under the 2026 long-term incentive program as a direct result of the substantial progress made during 2025 toward stabilizing our business
- ✓ Updated annual disclosures in Chief Aerospace Safety Officer Report, Global Sustainability Report, and Advocacy Report

[1]Percentages calculated based on shares outstanding as of December 31, 2025

Committed to regularly and proactively engaging with shareholders

Copyright © 2026 Boeing. All rights reserved.

9

2025 Executive officer Compensation Compensation program designed to align executive incentives with shareholder interests Element Vehicle Metrics and Key Features Base Salary Cash Based on skills, experience, and demonstrated performance Annual Incentive Cash Payouts dependent on a One Company Score and an Individual Performance Score One Company Score Financial Performance Metrics (80% weight) Based on pre-established targets for free cash flow (40%), core earnings per share (20%), and revenue (20%) Safety & Execution Operational Scorecard (20% weight) Reinforce Company-wide focus on two strategic pillars: Safety: focused on KPIs developed in cooperation with the FAA and operationalized across commercial and defense programs, implementation of action items under our Safety & Quality Plan, and reduction in our recordable employee injury case rate Execution: based on progress toward milestones underlying our long-range business plan and to improve our ability to meet customer commitments Individual Performance Score Based on assessment of NEO’s business achievements, contributions, and performance Expressed as a percentage ranging from 0 to 120%; can reduce (down to 0) or increase (by up to 20%) annual incentive payouts for the applicable year Long-Term Incentive PPSOs (55%) In early 2025, Board granted premium-priced stock options (PPSOs) with a ten-year term and three-year cliff vesting to our executive leadership team instead of performance stock units due to the challenges posed by our volatile business environment to setting realistic long-term financial goals Exercise price set at 120% of grant-date fair market value, requiring NEOs to deliver meaningful shareholder returns before PPSOs provide value Compensation Committee committed to regularly reviewing our program and approved the move back to PSUs in early 2026 RSUs (45%) Restricted stock units (RSUs) subject to three-year ratable vesting In 2025, the Compensation Committee approved key changes to our compensation program aimed at promoting accountability, focusing on strategic and operational company priorities and appropriately incentivizing our leadership team Moved from separate incentive scores for each business unit to a single enterprise score to unify our workforce around our common mission In early 2026, the Compensation Committee approved removing PPSOs and moving back to PSUs, as well as RSUs subject to holding requirements

2025 OUTCOMES ALIGNED WITH PERFORMANCE

BOEING

Annual Incentive

Financial Performance	
Free Cash Flow	*76% weighted score*
Core Earnings Per Share	*0% weighted score*
Revenue	*40% weighted score*

Safety & Execution Operational Scorecard: *15% weighted score*

Safety

- ✓ Operated within KPI control limits resulting in FAA concurrence on increasing 737 MAX production cap in late 2025
- ✓ Achieved 30% reduction in rework in our 737 and 787 airplane programs
- ✓ Met 2025 milestones under our Safety & Quality Plan
- ✓ Achieved recordable injury case rate of 1.54 (vs. target of 1.6)

Execution

- ✓ Identified final design changes to address engine anti-ice issues
- ✓ Applied active management to complete defense program milestones
- ✓ Deployed next generation enterprise resource planning system
- ✓ Achieved above-target performance in on-time services delivery
- × Certification delays in 737-7, 737-9, and 737-10 programs impacting delivery schedule
- × Seats certification program delayed, impacting 2025 production volumes

131% *One Company Score driven by significant improvement in financial and operational performance during 2025*

Long-Term Incentive

2023-2025 Long-Term Incentive Program Outcomes

55% Performance Stock Units

	TARGET	ACTUAL
3-yr free cash flow	$15.5B	($11.8B)

45% Restricted Stock Units

Cliff vest on Feb. 17, 2026

Grant price	Vesting date price
$214	$242

51% of LTI target value realized upon vesting

*Payout of **0%** for PSUs granted in 2023 aligned with below-threshold performance against three-year cumulative free cash flow goals*

Payouts tied directly to performance

Copyright © 2026 Boeing. All rights reserved.

11

Shareholder proposal regarding Board committee on disability access (item 4) The Board believes that our ongoing commitment to enhancing aircraft accessibility and existing Board oversight of this topic render this proposal unnecessary Proponent: National Center for Public Policy Research (NCPPR) Boeing is already focused on advancing aircraft accessibility through design, research and development initiatives The Boeing Commercial Airplanes (BCA) Accessibility Advisory Group and our Accessibility Steering Team both consist of cross-functional leadership in engineering, product strategy, and sales and marketing, to assess product feasibility, viability and desirability Annual Boeing-driven Accessibility Airline Working Group, where we invite global airlines to provide feedback and input on product initiatives and priorities for accessibility research and development BCA Accessibility Engineering Leader who leads a team that focuses on inclusive systems engineering to develop aircraft and components that are accessible, efficient and adaptable for diverse users Launched multi-year research study to explore the air travel experience from the perspective of travelers with different disabilities Active participation and collaboration with the U.S. Department of Transportation Air Carrier Access Act Advisory Committee, as well as with special interest organizations and advocacy groups Publicly disclose information about our efforts to enhance accessibility on www.boeing.com/innovation/accessibility Boeing’s existing governance and management processes provide appropriate oversight and accountability for accessibility-related work The Board and its committees oversee the company’s key risks and priorities, including those related to aircraft development, safety and regulatory compliance These risks and priorities intersect with aircraft accessibility considerations and are regularly briefed to the Board and relevant committees THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THIS PROPOSAL

Shareholder proposal regarding ACTION by written consent (Item 5) The Board believes that based on our existing governance practices and policies, including the right to call special shareholder meetings, this proposal is not in the best interests of our shareholders Proponent: John Chevedden The Board believes our current practice of enabling holders of 25% or more of Boeing’s shares to call a special meeting provides a more transparent, informed and equitable process for all shareholders to exercise their rights The following table highlights key differences between Boeing’s existing shareholder meeting process and the proposed action by written consent: Our robust corporate governance policies and practices already drive alignment between directors and shareholders and provide our shareholders with effective access and opportunities to communicate their priorities and concerns with our Board, management and other shareholders THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THIS PROPOSAL   Shareholder Meeting (current practice) Written Consent (as requested by the proposal) Advance notice of proposed action provided to all shareholders YES  NO Proxy statement containing proposed action distributed to all shareholders and publicly disclosed YES NO Opportunity provided to all shareholders to meaningfully consider and engage on the proposed action YES NO Ability to vote, and change vote prior to effective time/date, on proposed action afforded to all shareholders YES NO SEC rules govern communications about proposed action and require fair disclosure to all shareholders YES NO Opportunity for shareholders to consider Board of Directors’ analysis and recommendation YES NO Ability for select group of shareholders to approve significant corporate actions without transparent process NO YES

We ask for your support at Our 2026 annual Meeting Proposal 1. FOR Election of 12 Director Nominees Proposal 2. FOR Advisory Vote on Named Executive Officer Compensation Proposal 3. FOR Ratify the Appointment of Deloitte & Touche LLP as Independent Auditor for 2026 Proposal 4. AGAINST Shareholder Proposal – Board Committee on Disability Access Proposal 5. AGAINST Shareholder Proposal – Action by Written Consent

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

BOEING

- We supplement the reporting of our financial information determined under Generally Accepted Accounting Principles in the United States of America (GAAP) with certain non-GAAP financial information. The non-GAAP financial information presented excludes certain significant items that may not be indicative of, or are unrelated to, results from our ongoing business operations. We believe that these non-GAAP measures provide investors with additional insight into the company's ongoing business performance. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. Set forth below are definitions of the non-GAAP financial measures used in this proxy statement, as well as tables that reconcile these non-GAAP financial measures with the most directly comparable GAAP financial measures.
- **Free cash flow** is GAAP operating cash flow reduced by capital expenditures for property, plant and equipment. Management believes free cash flow provides investors with an important perspective on the cash available for shareholders, debt repayment, and acquisitions after making the capital investments required to support ongoing business operations and long-term value creation. Free cash flow does not represent the residual cash flow available for discretionary expenditures as it excludes certain mandatory expenditures such as repayment of maturing debt. Management uses free cash flow as a measure to assess both business performance and overall liquidity.

(dollars in millions)

Years ended December 31,	2025	2024
Operating cash flow (GAAP)	$1,065	($12,080)
Less additions to property, plant & equipment	($2,942)	($2,230)
Free cash flow (non-GAAP)	($1,877)	($14,310)

- **Core earnings/(loss) per share** is defined as GAAP Diluted earnings/(loss) per share excluding the net earnings/(loss) per share impact of the FAS/CAS service cost adjustment and non-operating pension and postretirement expenses. The FAS/CAS service cost adjustment represents the difference between the Financial Accounting Standards (FAS) pension and postretirement service costs calculated under GAAP and costs allocated to the business segments. Non-operating pension and postretirement expenses represent the components of net periodic benefit costs other than service cost. Pension costs allocated to BDS and BGS businesses supporting government customers are computed in accordance with U.S. Government Cost Accounting Standards (CAS), which employ different actuarial assumptions and accounting conventions than GAAP. CAS costs are allocable to government contracts. Other postretirement benefit costs are allocated to all business segments based on CAS, which is generally based on benefits paid. Management uses core operating earnings/(loss) and core earnings/(loss) per share for purposes of evaluating and forecasting underlying business performance. Management believes this core measure provides investors additional insights into operational performance as it excludes non-service pension and postretirement costs, which primarily represent costs driven by market factors and costs not allocable to government contracts.

	2025		2024	
Years ended December 31,	**$ millions**	**Per Share**	**$ millions**	**Per Share**
Diluted earnings/(loss) per share (GAAP)		$2.48		($18.36)
Pension FAS/CAS service cost adjustment	($784)	($1.03)	($811)	($1.26)
Postretirement FAS/CAS service cost adjustment	(261)	(0.34)	(293)	(0.45)
Non-operating pension income	(176)	(0.24)	(476)	(0.74)
Non-operating postretirement income	(19)	(0.02)	(73)	(0.11)
Provision for deferred income taxes on adjustments*	260	0.34	347	0.54
Subtotal of adjustments	($980)	($1.29)	($1,306)	($2.02)
Core earnings/(loss) per share (non-GAAP)		$1.19		($20.38)
Diluted weighted average common shares outstanding (in millions)		762.3		646.9

* The income tax impact is calculated using the U.S. corporate statutory tax rate.

Copyright © 2026 Boeing. All rights reserved.

15

Caution Concerning Forward-Looking Statements Certain statements made today constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “should,” “expects,” “intends,” “projects,” “plans,” “believes,” “estimates,” “targets,” “anticipates,” and other similar words or expressions, or the negative thereof, generally can be used to help identify these forward-looking statements. Examples of forward-looking statements include statements relating to our future financial condition and operating results, industry projections and outlooks, plans, objectives and goals, as well as any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on expectations and assumptions that we believe to be reasonable when made, but that may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Among these factors are risks related to: (1) general conditions in the economy and our industry, including those due to regulatory changes and geopolitical developments; (2) our reliance on our commercial airline customers; (3) the overall health of our aircraft production system, production quality issues, commercial airplane production rates, our ability to successfully develop and certify new aircraft or new derivative aircraft, and the ability of our aircraft to meet stringent performance and reliability standards; (4) changing budget and appropriation levels and acquisition priorities of the U.S. government, as well as significant delays in U.S. government appropriations; (5) our dependence on our subcontractors and suppliers, as well as the availability of highly skilled labor and raw materials; (6) work stoppages or other labor disruptions; (7) competition within our markets; (8) our non-U.S. operations and sales to non-U.S. customers, including tariffs, trade restrictions and government actions; (9) changes in accounting estimates; (10) realizing the anticipated benefits of mergers, acquisitions, joint ventures/strategic alliances or divestitures, including anticipated synergies and quality improvements related to our acquisition of Spirit AeroSystems Holdings, Inc.; (11) our dependence on U.S. government contracts; (12) our reliance on fixed-price contracts; (13) our reliance on cost-type contracts; (14) contracts that include in-orbit incentive payments; (15) management of a complex, global IT infrastructure; (16) compromised or unauthorized access to our, our customers’ and/or our suppliers' information and systems; (17) potential business disruptions, including threats to physical security or our information technology systems, extreme weather (including effects of climate change) or other acts of nature, and pandemics or other public health crises; (18) potential adverse developments in new or pending litigation and/or government inquiries or investigations; (19) potential environmental liabilities; (20) effects of climate change and legal, regulatory or market responses to such change; (21) credit rating agency actions and our ability to effectively manage our liquidity; (22) substantial pension and other postretirement benefit obligations; (23) the adequacy of our insurance coverage; (24) the dilutive effect of future issuances of our common stock; and (25) the preferential treatment of our 6.00% mandatory convertible preferred stock. Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statement speaks only as of the date on which it is made, and we assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.